                                                   MERRILL LYNCH                 APPLICATION FOR SINGLE
   Annuities                                       RATEMAX(SM)                   PREMIUM MODIFIED
                                                                                 GUARANTEED ANNUITY
1  CONTRACT INFORMATION

-----------------------------     --------------------------------  --------------------------------------------------------------
MERRILL LYNCH ACCOUNT NUMBER      STATE OF PURCHASE                 WHAT TYPE OF CONTRACTS ARE YOU APPLYING FOR?

                                                                           NON-QUALIFIED         IRA         SEP
                                                                    -----                 -----       -----
-----------------------------     --------------------------------  --------------------------------------------------------------
2  OWNER INFORMATION

-----------------------------------------------------------------        ------------  ---------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)                                     MALE       BIRTHDATE (MUST BE UNDER AGE 85)
                                                                         --
                                                                            FEMALE     (M/D/Y)
                                                                         --
-----------------------------------------------------------------        ------------  ---------------------------------------------

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
ADDRESS                                       CITY               STATE      ZIP CODE     SOCIAL SECURITY OR TAX ID NUMBER

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
3  CO-OWNER INFORMATION - Not available for IRA and SEP contracts.

------------------------------------------------------------------------ ------------  ---------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)                                     MALE       BIRTHDATE (MUST BE UNDER AGE 85)
                                                                         --
                                                                            FEMALE     (M/D/Y)
                                                                         --
------------------------------------------------------------------------ ------------  ---------------------------------------------

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
ADDRESS                                       CITY               STATE      ZIP CODE     SOCIAL SECURITY OR TAX ID NUMBER

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
4  ANNUITANT INFORMATION - Complete only if annuitant is different from the owner named in Section 2.

------------------------------------------------------------------------ ------------  ---------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)                                     MALE       BIRTHDATE (MUST BE UNDER AGE 85)
                                                                         --
                                                                            FEMALE     (M/D/Y)
                                                                         --
------------------------------------------------------------------------ ------------  ---------------------------------------------

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
ADDRESS                                       CITY               STATE      ZIP CODE     SOCIAL SECURITY OR TAX ID NUMBER

--------------------------------------------  -----------------  ---------  ------------ -------------------------------------------
5 BENEFICIARY INFORMATION - Do not complete this section if the contract is being purchased in a Merrill Lynch Retirement Plan Account.

------------------------------------------------- ---------------  -------------------- --------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)           RELATIONSHIP     BIRTHDATE (M/D/Y)    SOCIAL SECURITY OR TAX ID NUMBER

------------------------------------------------- ---------------  -------------------- --------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)           RELATIONSHIP     BIRTHDATE (M/D/Y)    SOCIAL SECURITY OR TAX ID NUMBER

------------------------------------------------- ---------------  -------------------- --------------------------------------------
       SPECIAL INSTRUCTIONS - Please provide us with additional primary or continent beneficiaries and distribution of funds between two or more beneficiaries.

 ...................................................................................................................................

 ...................................................................................................................................

 ...................................................................................................................................
6  INITIAL PREMIUM

-------------------------------------------- -------------------------------------------- -----------------------------------------
TOTAL INITIAL PREMIUM (MINIMUM $25,000)      3 YR SUB-ACCOUNT (MINIMUM $5,000)            5 YR SUB-ACCOUNT (MINIMUM $5,000)
$                                            $                                            $
-------------------------------------------- -------------------------------------------- -----------------------------------------




MERRILL LYNCH LIFE INSURANCE COMPANY                  Page 1 of 3
ML015                                                 (New 7/97)

                                  MERRILL LYNCH           APPLICATION FOR SINGLE
   Annuities                      RATEMAX(SM)             PREMIUM MODIFIED
                                                          GUARANTEED ANNUITY


7 CONTRIBUTIONS FOR IRAS AND SEPS - Complete this section ONLY if you are purchasing an IRA or SEP contract outside of a Merrill Lynch Retirement Plan Account. Please indicate the amount of the initial premium and type of contribution.

--------------------------------  ---------------------------- ------------------------------------ --------------------------------
CURRENT YEAR                      PRIOR YEAR                   ROLLOVER                             TRANSFER
$                                 $                            $                                    $
--------------------------------  ---------------------------- ------------------------------------ --------------------------------
8     CONTRACT REPLACEMENT INFORMATION - Is any existing annuity or life insurance contract being (or has any such contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this annuity?
      Is any such action likely to occur?
      YES - Please provide details below.  State replacement regulations apply.   NO - Go to Section 9.

--------------------------------  ---------------------------- ------------------------------------ --------------------------------
COMPANY                           CONTACT NUMBER               ISSUE DATE (M/D/Y)                   ORIGINAL PREMIUM
                                                                                                    $
--------------------------------  ---------------------------- ------------------------------------ --------------------------------

9 TELEPHONE TRANSACTIONS - You may elect, change or cancel telephone authorization at any time. If you elect telephone authorization, you are authorizing us to accept telephone instructions from the person or persons you designate below to make transfers among subaccounts, and to direct withdrawals to your Merrill Lynch account on record.

      [ ]      YES - you elect telephone authorization giving us permission.   [ ]  NO - you do not elect telephone authorization.

               to accept telephone instructions from: (check all that apply)

               [ ]    You

               [ ]    Merrill Lynch Financial Consultant on record

               [ ]    Other authorized person you designate below

------------------------------------------------------------------------------------------------------------------------------------
FULL NAME (FIRST, MIDDLE INITIAL, LAST)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------  ---------------------------------------------  -----------------  --------------------
ADDRESS                                       CITY                                           STATE              ZIP CODE
--------------------------------------------  ---------------------------------------------  -----------------  --------------------

10 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE - Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld.
      Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.
      In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

   IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD                   [ ] No income tax to be withheld.

   TAX FROM YOUR WITHDRAWALS AT THE RATE OF 10%.                 [ ] Income tax to be withheld ______%

                                                                       (please use whole percentages)


11    OWNER SIGNATURE(S) VERIFIES:
      You have read the above statements and represent that they are complete and true to the best of your knowledge. You have received the current prospectus for the modified guaranteed annuity contract to which this application applies. Amounts payable under this contract are subject to a Market Value
      Adjustment prior to the dates specified in the contract.



                                                      Page 2 of 3
ML015                                                 (New 7/97)

                            MERRILL LYNCH                APPLICATION FOR SINGLE
  ANNUITIES                 RATEMAX(SM)                  PREMIUM MODIFIED
                                                         GUARANTEED ANNUITY


-----------------------------------------------------------------------------
UNDER PENALTY OF PERJURY YOU CERTIFY THAT:

YOUR SOCIAL SECURITY OR TAX ID NUMBER INDICATED ON PAGE 1 IS CORRECT.

YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS
  STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.)

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
CO-OWNER'S SIGNATURE                                          SIGNED AT (CITY/STATE)                                 DATE (M/D/Y)

------------------------------------------------------------- ------------------------------------------------------ ---------------

12    FINANCIAL CONSULTANT'S VERIFICATION - The Financial Consultant selling this annuity must complete and sign.
      1.    Has a current prospectus been given to the client?          ______  YES                        ______  NO

      2.    Is any existing annuity or life insurance contract being (or had any such contract been) surrendered, lapsed, converted, or borrowed against or otherwise reduced in value or replaced in connection with this application?  Is any such action
            likely to occur?                                            ______  Yes                        ______  No


------------------------------------------------------------- ------------------------------- -------------------------------------
FINANCIAL CONSULTANT'S SIGNATURE            DATE (M/D/Y)      FC NUMBER OR POOL AUTHORIZING   FC TELEPHONE NUMBER
                                                              FC NUMBER
------------------------------------------------------------- ------------------------------- -------------------------------------


===================================================================================================================================
FAX and Mail to:                    MERRILL LYNCH LIFE INSURANCE COMPANY
Our Mailing Address:                P.O. Box 4422
                                    Jacksonville, FL 32244-4222        FAX number:                         1-904-218-7204
Overnight Mail Address:             4804 Deer Lake Drive East          Telephone number:                   1-800-535-5549
                                    Jacksonville, FL 32246             TDD (for the hearing impaired):     1-800-636-0503
===================================================================================================================================


                                                                  Page 3 of 3
ML015                                                             (New 7/97)